Exhibit 10.30

SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is made and entered into as of September 30, 2010, by and between HENNESSY ADVISORS, INC., a California corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), and has reference to the following facts and circumstances (the “Recitals”):

A. Borrower and Lender entered into the Amended and Restated Loan Agreement dated as of July 1, 2005, as amended by the First Amendment to Amended and Restated Loan Agreement dated as of February 1, 2007, the Second Amendment to Amended and Restated Loan Agreement dated as of February 1, 2008, the Third Amendment to Amended and Restated Loan Agreement dated as of June 25, 2008, the Fourth Amendment to Amended and Restated Loan Agreement dated as of September 20, 2008 and the Fifth Amendment to Amended and Restated Loan Agreement dated as of January 26, 2009 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B. Borrower has requested another amendment to the Agreement as described below, and Lender has agreed to further amend the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Recitals. The Recitals are true and correct, and, together with the defined terms set forth therein, are incorporated herein by this reference.

2. Amendment to Agreement. The Agreement is amended as follows:

(a) The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Agreement is deleted and replaced with the following:

“Consolidated Fixed Charge Coverage Ratio shall mean, for the period in question, the ratio of: (a) Consolidated EBITDA during such period minus the sum of Borrower’s and its Subsidiaries’ (i) Capital Expenditures, and (ii) income taxes paid or payable; to (b) Consolidated Fixed Charges during such period, all determined on a consolidated basis and in accordance with GAAP.”

(b) As of the date of this Amendment, there is an outstanding principal balance under the Note in the amount of $1,125,000.00. On the date of this Amendment, Borrower has requested and the Lender agrees to advance an additional $2,000,000.00 of principal under the Loan to Borrower. Section 2.01 of the Agreement is deleted and replaced with the following:

“2.01 Loan Commitment. Lender has made a term loan to Borrower on the date of this Agreement and subject to the terms and conditions set forth in this Agreement on which there is an outstanding principal balance of $1,125,000.00 as of September 30, 2010. Borrower has requested that Lender advance to Borrower an additional principal amount of $2,000,000.00 on September 30, 2010 subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing, which additional amount Lender agrees to advance on the terms and conditions set forth in this Agreement, to make the outstanding principal balance of the term loan to Borrower as of September 30, 2010 an aggregate principal amount of $3,125,000.00 (the “Loan”). The Loan shall mature on September 30, 2015 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). The principal balance of the Loan shall be due and payable in sixty (60) consecutive monthly installments as follows: (a) fifty-nine (59) equal consecutive monthly installments, each in the amount of Fifty-Two Thousand Eighty-Three and 33/100 Dollars ($52,083.33), due and payable on the first day of each month, commencing on November 1, 2010; and (b) the sixtieth (60th) and final installment in the amount of the then outstanding and unpaid principal balance of the Loan due and payable on September 30, 2015.”

(c) Section 2.02(a) of the Agreement is deleted and replaced with the following:

“(a) The Loan shall be evidenced by the Amended and Restated Term Loan Promissory Note of Borrower, payable to the order of Lender, in the original principal amount of the Loan, which Term Loan Promissory Note shall be in substantially the form of Exhibit A attached to the Sixth Amendment to Amended and Restated Loan Agreement dated as of September 30, 2010 made by and between Borrower and Lender and incorporated herein by reference (with appropriate insertions) (as the same may from time to time be amended, modified, extended, renewed or restated, the “Note”).”

(d) Section 5.02(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(i) [Reserved].”

3. Amendment and Restatement of Note. The Note shall be amended and restated on the date hereof in the form of Exhibit A attached hereto. All references in the Agreement to Exhibit A shall hereafter mean Exhibit A in the form attached to this Amendment. All references in the Agreement and the other Transaction Documents to the Note and other references of similar import shall hereafter be amended or deemed to mean the Note executed by Borrower on the date of this Amendment in the form attached hereto as Exhibit A.

4. Amendment Fee. In consideration of the amendments made by the Lender in this Amendment, Borrower agrees to pay to Lender an amendment fee on the date hereof in the amount of $31,250.00, which amendment fee shall be fully earned by the Lender and non-refundable on the date of this Amendment.

5. Costs and Expenses. Borrower hereby agrees to reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower’s existing credit facilities with Lender. Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Transaction Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrower under this paragraph shall survive the payment of the Borrower’s Obligations and the termination of the Agreement.

6. References to this Agreement. All references in the Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment.

7. Full Force and Effect. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

8. Benefit. This Amendment and the amended and restated Note shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment or under and the amended and restated Note.

9. Representations and Warranties. Borrower hereby represents and warrants to Lender that:

(a) the execution, delivery and performance by Borrower of this Amendment and the amended and restated Note are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b) the execution, delivery and performance by Borrower of this Amendment and the amended and restated Note do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or Bylaws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c) this Amendment and the amended and restated Note have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) all of the representations and warranties made by Borrower and/or any other Obligor in the Agreement and/or in any of the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e) as of the date of this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

10. Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

11. Missouri Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

12. Notice Required by Section 432.047 R.S. Mo. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

13. Conditions Precedent. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received the following, all in form and substance acceptable to Lender:

(a) this Amendment, duly executed by Borrower;

(b) the Amended and Restated Term Loan Promissory Note in the form of Exhibit A attached hereto, duly executed by Borrower;

(c) the Certified Board of Directors Resolutions, duly certified by the Secretary of Borrower;

(d) payment of the amendment fee set forth in Paragraph 4 above;

(e) a current certificate of good standing for Borrower, issued by the California Secretary of State (or other evidence of good standing acceptable to Lender); and

(f) such other documents and information as reasonably requested by Lender.

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the day and year first above written.

(SIGNATURES ON FOLLOWING PAGE)

SIGNATURE PAGE–

SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

Borrower:

HENNESSY ADVISORS, INC.

By:	/s/ Neil J. Hennessy
Neil J. Hennessy, President

Lender:

U.S. BANK NATIONAL ASSOCIATION

By:	/S/ Karen D. Myers
Karen D. Myers, Senior Vice President

EXHIBIT A

AMENDED AND RESTATED TERM LOAN PROMISSORY NOTE

$3,125,000.00

St. Louis, Missouri

September 27, 2010

FOR VALUE RECEIVED, the undersigned, HENNESSY ADVISORS, INC., a California corporation (“Borrower”), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), the principal sum of Three Million One Hundred Twenty-Five Thousand and 00/100 Dollars ($3,125,000.00) in sixty (60) consecutive monthly installments as follows: (a) fifty-nine (59) equal consecutive monthly installments, each in the amount of Fifty-Two Thousand Eighty-Three and 33/100 Dollars ($52,083.33), due and payable on the first day of each month, commencing on November 1, 2010; and (b) the sixtieth (60th) and final installment in the amount of the then outstanding and unpaid principal balance of this Amended and Restated Term Loan Promissory Note (this “Note”) due and payable on September 30, 2015.

Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate or rates and on the dates set forth in the Loan Agreement (defined below).

All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. So long as no Event of Default exists, all payments shall be applied first to interest, then to reduce the amount of unpaid principal. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Lender situated at One US Bank Plaza, 7th Street & Washington Avenue, St. Louis, Missouri 63101, or at such other place as Lender may from time to time designate in writing pursuant to the Loan Agreement.

Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

This Note is the “Note” referred to in, and is subject to the terms of, the Amended and Restated Loan Agreement dated as of July 1, 2005 by and between Borrower and Lender, as the same may from time to time be amended, modified, extended, renewed or restated (the “Loan Agreement”; all capitalized terms not otherwise defined herein shall have the same meanings as ascribed to them in the Loan Agreement). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein.

This Note is secured by, among other things, the Security Agreement and the Patent, Trademark and License Security Agreement, to which Security Agreement and Patent, Trademark and License Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

If any Event of Default shall occur under or within the meaning of the Loan Agreement, then the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement and/or the Patent, Trademark and License Security Agreement, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, Attorneys’ Fees (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

This Note is a renewal, restatement and continuation of the obligations due Lender as evidenced by an Amended and Restated Term Loan Promissory Note dated as of July 1, 2005 made by Borrower payable to the order of Lender in the original principal amount of $13,222,721.85 (the “Prior Note”), and is not a novation thereof. All interest evidenced by the Prior Note being amended and restated by this instrument shall continue to be due and payable until paid.

Borrower:

HENNESSY ADVISORS, INC.

By:	/S/ Neil J. Hennessy
Neil J. Hennessy, President